UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018

Evergy, Inc.

(Exact name of registrant as specified in its charter)

Missouri	001-38515	82-2733395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Main Street

Kansas City, Missouri 64105

(Address of Principal Executive Offices, Including Zip Code)

(816) 556-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 4, 2018, Evergy, Inc. (“Evergy”) filed a Current Report on Form 8-K (the “Initial Filing”) with the Securities and Exchange Commission to report the consummation of the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated as of July 9, 2017 by and among Evergy, Great Plains Energy Incorporated (“Great Plains Energy”), Westar Energy, Inc. (“Westar Energy”) and certain other parties, pursuant to which Great Plains Energy merged with and into Evergy, with Evergy continuing as the surviving corporation, and Westar Energy became a wholly-owned subsidiary of Evergy (the “Merger”). For accounting purposes, Westar Energy is deemed to have acquired Great Plains Energy, and for reporting purposes, Westar Energy is deemed to be the predecessor of Evergy. This Current Report on Form 8-K/A amends and supplements the Initial Filing to present certain historical financial information of Great Plains Energy, unaudited pro forma combined financial statements of Evergy and certain other information. This amendment makes no other amendments to the Initial Filing.

Item 8.01	Other Events

Certain risk factors related to the business of Great Plains Energy are included as Exhibit 99.1 and are incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

9.01(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Great Plains Energy as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015, and accompanying notes, are included as Exhibit 99.2 and are incorporated by reference into this Form 8-K/A.

The unaudited condensed consolidated financial statements of Great Plains Energy as of March 31, 2018 and for the three-month periods ended March 31, 2018 and 2017, and accompanying notes, are included as Exhibit 99.3 and are incorporated by reference into this Form 8-K/A.

9.01(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of Evergy for the six-month period ended June 30, 2018 and the year ended December 31, 2017 are attached as Exhibit 99.4 and are incorporated by reference into this Form 8-K/A. A pro forma balance sheet is not required under Article 11 of Regulation S-X as the Merger is reflected in Evergy’s consolidated balance sheets as of June 30, 2018 contained in Evergy’s Form 10-Q for the quarterly period ended June 30, 2018.

9.01(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Great Plains Energy Incorporated.

99.1	Risk factors related to Great Plains Energy Incorporated.

99.2	Audited consolidated financial statements of Great Plains Energy Incorporated as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 (incorporated by reference from Part II, Item 8, included within Great Plains Energy Incorporated’s Annual Report on Form 10-K, filed February 21, 2018 (File No. 001-32206)).

99.3	Unaudited condensed consolidated financial statements of Great Plains Energy Incorporated as of March 31, 2018 and for the three-month periods ended March 31, 2018 and 2017 (incorporated by reference from Part I, Item 1, included within Great Plains Energy Incorporated’s Quarterly Report on Form 10-Q, filed May 2, 2018 (File No. 001-32206)).

99.4	Unaudited pro forma condensed combined statements of operations of Evergy, Inc. for the six-month period ended June 30, 2018 and the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Anthony D. Somma
Anthony D. Somma
Executive Vice President and Chief Financial Officer

Date: August 8, 2018